Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Norwood Financial Corp (the Company) on Form 10-Q for the period ending September  30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, James O. Donnelly, President and Chief Executive Officer, and John M.  McCaffery, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James O. Donnelly	/s/ John M. McCaffery
James O. Donnelly	John M. McCaffery
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

November 6, 2026